Exhibit (b)(3)

                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

      THIS THIRD AMENDED AND RESTATED CREDIT AGREEMENT (the "Restated Credit Agreement"), dated as of November 29, 2002, among certain borrowers set forth on the signature pages hereto (each, a "Borrower"), the various financial institutions parties thereto (collectively, the "Banks"), The Bank of New York, as syndication agent, State Street Bank and Trust Company and JPMorgan Chase Bank, as co-documentation agents and Bank One, NA as administrative agent.

      WHEREAS, the Borrowers (other than the New Borrower (as defined below)), the Banks, the Administrative Agent and various other agents entered into a Second Amended and Restated Credit Agreement dated as of November 30, 2001, amending the Amended and Restated Credit Agreement dated as of December 1, 2000, among certain Borrowers and certain Banks (together, the "Credit Agreement"; terms defined in the Credit Agreement are, unless otherwise defined or the context otherwise requires, used herein as defined therein); and

      WHEREAS, the parties hereto desire to amend and restate the Credit Agreement in its entirety as hereinafter set forth;

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

      SECTION 1 AMENDMENT. Effective as of the date hereof, the Credit Agreement shall be amended in accordance with Sections 1.1 through 1.8 below.

      1.1 Definition. The definition of "Termination Date" in Section 1.1 of the Credit Agreement is hereby amended by the deletion of the date "November 29, 2002" and the substitution of the date "November 28, 2003."

      1.2 Aggregate Commitment Amounts. On the effective date of this amendment, the aggregate Commitment Amounts shall equal $500,000,000.

      1.3 New Borrower. Merrill Lynch Variable Series Funds, Inc., not in its individual capacity, but on behalf of the following series thereof, Merrill
Lynch Focus Twenty V.I. Fund (the "New Borrower"), by its execution of this Amendment hereby, agrees that effective the date hereof, New Borrower shall be a Borrower under the Credit Agreement. Merrill Lynch Variable Series Fund, Inc., not in its individual capacity, but on behalf of Merrill Lynch Focus Twenty V.I. Fund, agrees to be bound by the terms and conditions of the Credit Agreement as a Borrower.

      Merrill Lynch Variable Series Fund, Inc., not in its individual capacity, but on behalf of the New Borrower, hereby represents as to such New Borrower that as of the date hereof and after giving effect hereto: (i) the representations and warranties set forth in Article IV of the Credit Agreement with respect to such New Borrower are true and correct; (ii) the New Borrower is in compliance in all material respects with all of the terms and provisions set forth in the Credit Agreement on its part to be observed or performed; and (iii) no Default or Event of Default with respect to such New Borrower has occurred and be continuing.

      1.4 Swing Line Advances. Section 2.1(b) of the Credit Agreement is hereby amended to state in its entirety as follows:

            "(b) Notwithstanding the provisions of clause (a) of this Section 2.1, and subject to the terms and conditions of this Agreement, each Swing Line Lender agrees to make an amount equal to its Commitment Amount available by making Loans (each, a "Swing Line Advance," and, collectively, the "Swing Line Advances") to any Borrower and each Borrower may borrow, repay and reborrow such Swing Line Advances, from time to time during the Revolving Credit Period, upon notice by any Borrower to the Administrative Agent in accordance with Section 2.2(c), in an aggregate principal amount at any time outstanding not to exceed the aggregate Commitment Amounts of the Swing Line Lenders (after giving effect to all Swing Line Advances requested); provided that the aggregate amount of all Loans outstanding from each Swing Line Lender (after giving effect to all Swing Line Advances requested) shall not exceed the respective Swing Line Lender's Commitment Amount. All Swing Line Advances shall be made by the Swing Line Lenders on a pro rata basis. Swing Line Advances may be Federal Funds Rate Loans or Base Rate Loans. Each Borrower promises to pay each Swing Line Advance made to such Borrower, together with any and all accrued and unpaid interest thereon, on the earlier of (A) ten (10) days after the date such Swing Line Advance was made, (B) the date of the next Loan made to such Borrower by the Banks pursuant to clause (a) of this Section, and (C) the Termination Date. If (x) any Swing Line Advance remains outstanding to any Borrower more than ten (10) days from the date of the advance thereof, (y) Loans are not requested pursuant to clause (a) of this Section by such Borrower prior to the Termination Date, or (z) the Administrative Agent so requests at any time in its sole and absolute discretion, then each Bank (including each of the Swing Line Lenders in its respective capacity as a Bank) shall fund its pro rata share (based upon such Bank's Commitment Percentage) of the principal amount of such Swing Line Advance with a Committed Loan, which Committed Loan shall initially be a Base Rate Loan. Each Bank's obligation to make such payments to the Administrative Agent for account of the Swing Line Lenders under this paragraph (b), and the Swing Line Lenders' rights to receive the same, shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, the failure of any other Bank to make its payment under this paragraph (b), the financial condition of any Borrower, the existence of any Default or Event of Default, the failure of any of the conditions set forth in Article III to be satisfied, or the termination of the Commitments. Each such payment to the Swing Line Lenders shall be made without any offset, abatement, withholding or reduction whatsoever. Each Bank agrees to fund its pro rata share of such outstanding Swing Line Advances on (i) the Business Day on which demand therefore is made by the Swing Line Lenders as aforesaid, provided that notice of such demand is given not later than 1:00 P.M. (Chicago time) on such Business Day or (ii) the first Business Day next succeeding such demand if notice of such demand is given after such time. If and to the extent that any Bank shall not have so made the amount of such Swing Line Advance available to the Administrative Agent, such Bank agrees to pay to the Administrative Agent for the account of the Swing Line Lenders forthwith on demand such amount together with interest thereon, for each day from the date of demand by the Swing Line Lenders until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate."

      1.5 Confidentiality. Section 8.11(f) of the Credit Agreement, and the portion of Section 8.11 immediately following Section 8.11(f), are hereby amended to state as follows:

            "(f) to any assignee or participant (or prospective assignee or participant) or any other Person acquiring an interest in this Agreement by operation of law or any direct or indirect contractual counterparty (or its advisors) to any swap, hedge, securitizations or other derivative transactions (each a "Transferee") so long as such assignee or participant (or prospective assignee or participant) or Transferee first agrees in writing to be bound by the terms of this Section 8.11; provided, further, that unless specifically prohibited by applicable law or court order, each Bank and the Administrative Agent shall, prior to disclosure thereof, notify the Borrowers of any request for disclosure of any such non-public information (i) by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Bank by such governmental agency) or (ii) pursuant to legal process."

      1.6 Schedule 1. Schedule 1 to the Credit Agreement is hereby amended to state as set forth as Schedule 1 to this Restated Credit Agreement.

      1.7 Schedule 4.9. Schedule 4.9 to the Credit Agreement is hereby amended to state as set forth as Schedule 4.9 to this Restated Credit Agreement.

      1.8 Schedule 5.20. Schedule 5.20 to the Credit Agreement is hereby amended to state as set forth as Schedule 5.20 to this Restated Credit Agreement.

      SECTION 2 CONDITIONS PRECEDENT. This Restated Credit Agreement shall become effective when each of the conditions precedent set forth in this Section 2 shall have been satisfied.

      2.1 Receipt of Amendment. This Restated Credit Agreement shall have been duly executed by the Borrowers, the Administrative Agent and the Banks.

      2.2 Receipt of Other Documents. The Administrative Agent shall have received from the New Borrower:

            (a) a manually signed certificate from the Secretary of the New Borrower, in form and substance satisfactory to the Administrative Agent and dated the date of this Amendment, as to (i) the incumbency of, and bearing manual specimen signatures of, the Authorized Signatories of such New Borrower, and (ii) certifying and attaching copies of (A) such New Borrower's Organization Documents as then in effect, (B) duly authorized resolutions of such New Borrower's board of directors or trustees authorizing the transactions contemplated hereby, (C) the Prospectus of such New Borrower and (D) all amendments to such New Borrower's investment objectives, policies and restrictions since the date of such Prospectus; and

            (b) an opinion of counsel to such New Borrower in form satisfactory to the Administrative Agent.

      2.3 Compliance with Warranties, No Default, etc. Both before and after giving effect to the effectiveness of this Restated Credit Agreement, the following statements by each Borrower and, to the extent such Borrower is a series of a Trust or a Maryland corporation, such Trust or Maryland corporation, not in its individual capacity, but on behalf of such Borrower, shall be true and correct (and each Borrower, and, to the extent such Borrower is a series of a trust or a Maryland corporation, such Trust or Maryland corporation, not in its individual capacity, but on behalf of such Borrower, by its execution of this Restated Credit Agreement, hereby severally represents and warrants to the Banks with respect to itself that such statements are true and correct as at such times):

            (a) the representations and warranties with respect to such Borrower set forth in Article IV of the Credit Agreement, as amended and restated hereby, shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

            (b) no Default or Event of Default shall have then occurred and be continuing with respect to such Borrower.

      2.4 Receipt of Allocation Notice. The Administrative Agent shall have received an Allocation Notice from the Borrowers.

      SECTION 3 REPRESENTATIONS AND WARRANTIES. To induce the Banks to enter into this Restated Credit Agreement, each Borrower and, to the extent such Borrower is a series of a Trust or a Maryland corporation, such Trust or Maryland corporation, not in its individual capacity, but on behalf of such Borrower, severally represents and warrants with respect to itself to each Bank as follows:

      3.1 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by such Borrower or, to the extent such Borrower is a series of a Trust or a Maryland corporation, such Trust or Maryland corporation on behalf of such Borrower, of this Restated Credit Agreement is within such Borrower's, or to the extent such Borrower is a series of a Trust or a Maryland corporation, such Trust's or such Maryland corporation's trust or corporate powers, as the case may be, have been duly authorized by all necessary trust or corporate action, as applicable, on the part of such Borrower or, to the extent such Borrower is a series of a Trust or Maryland corporation, such Trust or such Maryland corporation, and do not

            (a) conflict with such Borrower's, or to the extent such Borrower is a series of a Trust or a Maryland corporation, such Trust's or Maryland corporation's, Organization Documents;

            (b) conflict with the most recent Prospectus or the most recent SAI (if applicable) of, any law applicable to, material agreement binding upon, or court or administrative order or decree applicable to, such Borrower; or

            (c) result in, or require the creation or imposition of, any Lien on any of such Borrower's assets.

      3.2 Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or other Person is required for the due execution, delivery or performance of this Restated Credit Agreement by such Borrower, or to the extent Borrower is a series of a Trust or a Maryland corporation, such Trust or such Maryland corporation.

      3.3 Validity, etc. This Restated Credit Agreement constitutes the legal, valid and binding obligation of such Borrower enforceable in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, fraudulent transfer, moratorium or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

      SECTION 4 MISCELLANEOUS.

      4.1 Amendment and Restatement. Upon the effectiveness hereof, the Credit Agreement shall be restated in its entirety to read as set forth in the Credit Agreement, as amended hereby, and all rights and obligations of the parties shall be as set forth in the Restated Credit Agreement as amended and restated hereby (except that any provision of the Credit Agreement which by its terms survives termination thereof shall remain in full force and effect).

      4.2 Payment of Costs and Expenses. Each Borrower severally agrees to pay on demand its pro rata share of all reasonable out-of-pocket expenses of the Administrative Agent (including the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent) in connection with the negotiation, preparation, execution and delivery of this Restated Credit Agreement.

      4.3 Severability. Any provision of this Restated Credit Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Restated Credit Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

      4.4 Headings. The various headings of this Restated Credit Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Restated Credit Agreement or any provisions hereof.

      4.5 Execution in Counterparts. This Restated Credit Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      4.6 Governing Law. THIS RESTATED CREDIT AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

      4.7 Successors and Assigns. This Restated Credit Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

      IN WITNESS WHEREOF, the parties hereto have caused this Restated Credit Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              Mercury Variable Trust, on behalf of the following series:
                              *Mercury International Value V.I. Fund

                              Master Large Cap Series Trust, on behalf of each of the following series:
                              *Master Large Cap Growth Portfolio
                              *Master Large Cap Value Portfolio
                              *Master Large Cap Core Portfolio

                              Quantitative Master Series Trust, on behalf of each of the following series:
                              *Master Enhanced International Series
                              *Master International (Cap Weighted) Series
                              *Master Enhanced S&P 500 Series
                              *Master Extended Market Index Series
                              *Master MidCap Series

                              Fund Asset Management Master Trust, on behalf of each of the following series:
                              *Total Return Bond Master Portfolio
                              *Low Duration Master Portfolio

                              Mercury Funds II, on behalf of the following series:
                              *Mercury International Value Fund

                              The Corporate Fund Accumulation Program, Inc.

                              Mercury V.I., Funds, Inc., on behalf of the following series:
                              *Merrill Lynch Large Cap Growth V.I. Fund

                              Merrill Lynch Short Term U.S. Government Fund,
                              Inc.
                              Merrill Lynch Emerging Markets Debt Fund, Inc.

                              The Asset Program, Inc., on behalf of each of the following series:
                              *Merrill Lynch Mid Cap Value Fund
                              *Mercury Growth Opportunity Fund

                              Merrill Lynch Balanced Capital Fund, Inc.

                              Merrill Lynch Bond Fund, Inc., on behalf of each of the following series:
                              *High Income Portfolio
                              *Intermediate Term Portfolio
                              *Core Bond Portfolio

                              Merrill Lynch Developing Capital Markets Fund,
                              Inc.
                              Merrill Lynch Disciplined Equity Fund, Inc.
                              Merrill Lynch Dragon Fund, Inc.
                              Merrill Lynch Fundamental Growth Fund, Inc.
                              Merrill Lynch Global Allocation Fund, Inc.
                              Merrill Lynch Global Growth Fund, Inc.
                              Mercury Global Holdings, Inc.
                              Merrill Lynch Global Small Cap Fund, Inc.
                              Merrill Lynch Global Technology Fund, Inc.
                              Merrill Lynch Utilities and Telecommunications Fund, Inc.
                              Merrill Lynch Global Value Fund, Inc.
                              Merrill Lynch Healthcare Fund, Inc.
                              Merrill Lynch Latin America Fund, Inc.

                              Merrill Lynch Municipal Bond Fund, Inc., on behalf of each of the following series:
                              *The Insured Portfolio
                              *The National Portfolio

                              Merrill Lynch Pacific Fund, Inc.
                              Merrill Lynch Focus Value Fund, Inc.
                              Merrill Lynch Senior Floating Rate Fund, Inc.

                              Merrill Lynch Series Fund, Inc., on behalf of each of the following series:
                              *Large Cap Core Strategy Portfolio
                              *Global Allocation Strategy Portfolio
                              *Fundamental Growth Strategy Portfolio
                              *High Yield Portfolio
                              *Intermediate Government Bond Portfolio
                              *Core Bond Strategy Portfolio
                              *Balanced Capital Strategy Portfolio
                              *Natural Resources Portfolio

                              Merrill Lynch Variable Series Funds, Inc., on behalf of each of the following series:
                              *Merrill Lynch American Balanced V.I. Fund
                              *Merrill Lynch Basic Value V.I. Fund
                              *Merrill Lynch Developing Capital Markets V.I.
                              Fund

                              *Merrill Lynch Global Growth V.I. Fund
                              *Merrill Lynch Global Allocation V.I. Fund
                              *Merrill Lynch Utilities and Telecommunications V.I. Fund
                              *Merrill Lynch Government Bond V.I. Fund
                              *Merrill Lynch Index 500 V.I. Fund
                              *Merrill Lynch Large Cap Core V.I. Fund
                              *Merrill Lynch Large Cap Value V.I. Fund
                              *Merrill Lynch Small Cap Value V.I. Fund
                              *Merrill Lynch High Current Income V.I. Fund
                              *Merrill Lynch Core Bond V.I. Fund
                              *Merrill Lynch Fundamental Growth V.I. Fund
                              *Merrill Lynch Focus Twenty V.I. Fund

                              Merrill Lynch World Income Fund, Inc.

                              The Municipal Fund Accumulation Program, Inc.

                              Merrill Lynch California Municipal Series Trust, on behalf of each of the following series:
                              *Merrill Lynch California Insured Municipal Bond Fund

                              Merrill Lynch EuroFund
                              Merrill Lynch U.S. Government Mortgage Fund
                              Merrill Lynch Global Bond Fund for Investment and Retirement
                              Merrill Lynch Natural Resources Trust
                              Merrill Lynch International Equity Fund

                              Merrill Lynch Multi-State Municipal Series Trust, on behalf of each of the following series:
                              *Merrill Lynch Florida Municipal Bond Fund
                              *Merrill Lynch New Jersey Municipal Bond Fund *Merrill Lynch New York Municipal Bond Fund *Merrill Lynch Pennsylvania Municipal Bond Fund

                              Merrill Lynch Municipal Series Trust a/k/a Merrill Lynch Municipal Intermediate Term Fund

                              Merrill Lynch Equity Income Fund

                              Global Financial Services Master Trust, on behalf of the following series:
                              *Global Financial Services Portfolio

                              Quantitative Master Series Trust, on behalf of each of the following series:
                              *Master Aggregate Bond Index Series
                              *Master S&P 500 Index Series
                              *Master Small Cap Index Series

                              Master Basic Value Trust

                              Master Focus Twenty Trust

                              Master Senior Floating Rate Trust

                              Master Small Cap Value Trust

                              Master U.S. High Yield Trust

                              Mercury Master Trust, on behalf of each of the following series:
                              *Mercury Master Global Balanced Portfolio
                              *Mercury Master International Portfolio
                              *Mercury Master Pan-European Growth Portfolio *Mercury Master U.S. Small Cap Growth Portfolio

                              By:___________________________________________
                              Title ________________________________________

                              BANK ONE, NA,
                              Individually and as Administrative Agent

                              By:___________________________________________
                              Title ________________________________________

                              STATE STREET BANK AND TRUST COMPANY,
                              Individually and as Co-Documentation Agent

                              By:___________________________________________
                              Title ________________________________________

                              JPMORGAN CHASE BANK,
                              Individually and as Co-Documentation Agent

                              By:___________________________________________
                              Title ________________________________________

                              THE BANK OF NEW YORK
                              Individually and as Syndication Agent

                              By:___________________________________________
                              Title ________________________________________

                              CITIBANK, N.A.

                              By:___________________________________________
                              Title ________________________________________

                              BROWN BROTHERS HARRIMAN & CO.

                              By:___________________________________________
                              Title ________________________________________

                              BNP PARIBAS

                              By:___________________________________________
                              Title ________________________________________

                              By:___________________________________________
                              Title ________________________________________

                              ABN AMRO BANK N.V.

                              By:___________________________________________
                              Title ________________________________________

                              By:___________________________________________
                              Title ________________________________________

                              MELLON BANK, N.A.

                              By:___________________________________________
                              Title ________________________________________

                              HSBC BANK USA

                              By:___________________________________________
                              Title ________________________________________

                              BANK OF AMERICA, N.A.

                              By:___________________________________________
                              Title ________________________________________

                              PNC BANK, NATIONAL ASSOCIATION

                              By:___________________________________________
                              Title ________________________________________

                              DANSKE BANK A/S

                              By:___________________________________________
                              Title ________________________________________

                              By:___________________________________________
                              Title ________________________________________

                                                                      Schedule 1

                            ADDRESSES FOR NOTICES AND
                               COMMITMENT AMOUNTS

Bank One, NA                                      Commitment Amount: $75,000,000
1 Bank One Plaza                                  Commitment Percentage: 15%
Chicago, IL 60670

Attention: Nicole Holzapfel

Telephone: (212) 373-1126
Facsimile: (212) 373-1393

ABN AMRO Bank N.V.                                Commitment Amount: $30,000,000
500 Park Avenue                                   Commitment Percentage: 6%
New York, NY 10022

Attention: Mr. Giovanni Fallone

Telephone: 212-446-4111
Facsimile: 212-446-4335

The Bank of New York                              Commitment Amount: $60,000,000
One Wall Street                                   Commitment Percentage: 12%
New York, NY 10286

Attention: Mr. Andrew S. Demko

Telephone: 212-635-6872
Facsimile: 212-809-9566

BNP Paribas                                       Commitment Amount: $25,000,000
787 7th Avenue                                    Commitment Percentage: 5%
28th Floor
New York, NY 10019

Attention: Mr. Laurent Vanderzyppe

Telephone: 212-841-2927
Facsimile: 212-841-2533

                                 Schedule 1 - 1

JPMorgan Chase Bank                               Commitment Amount: $60,000,000
270 Park Avenue                                   Commitment Percentage: 12%
New York, NY 10017

Attention: Ms. Maria Dell'Aquila

Telephone: 212-270-7527
Facsimile: 212-270-1511

HSBC Bank USA                                     Commitment Amount: $25,000,000
452 5th Ave.                                      Commitment Percentage: 5%
25th Floor
New York, NY 10018

Attention: Mr. Paul Lopez

Telephone: 212-525-6662
Facsimile: 212-525-8370

Bank of America, N.A.                             Commitment Amount: $25,000,000
335 Madison Ave                                   Commitment Percentage: 5%
5th Floor
New York, NY 10017

Attention: Ms. Maryanne Fitzmaurice

Telephone: 212-503-8343
Facsimile: 212-503-7027

Brown Brothers Harriman & Co.                     Commitment Amount: $25,000,000
40 Water Street                                   Commitment Percentage: 5%
Boston, MA 02109

Attention: Mr. Michael McDonald

Telephone: 617-772-1364
Facsimile: 617-772-1138


                                 Schedule 1 - 2

Citibank, N.A.                                    Commitment Amount: $30,000,000
399 Park Ave.                                     Commitment Percentage: 6%
12th Floor Zone 11
New York, NY 10043

Attention: Ms. Gabriella DePonte

Telephone: 212-559-4624
Facsimile: 212-371-6309

Mellon Bank, N.A.                                 Commitment Amount: $25,000,000
One Mellon Bank Center                            Commitment Percentage: 5%
Room 4425
Pittsburgh, PA 15258-0001

Attention: Ms. Marla De Yulis

Telephone: 412-236-9141
Facsimile: 412-234-9047

State Street Bank and Trust Company               Commitment Amount: $60,000,000
Mutual Fund Lending                               Commitment Percentage: 12%
Lafayette Corporate Center
2 Avenue de Lafayette
2nd Floor
Boston, MA 02111

Attention: Mr. Charles Garrity

Telephone: 617-662-1282
Facsimile: 617-662-2325

PNC Bank, National Association                    Commitment Amount: $25,000,000
70 E. 55th St., 24th Floor                        Commitment Percentage: 5%
New York, NY 10022

Attention: Don Davis

Telephone: 212-303-0034
Facsimile: 212-303-0064


                                 Schedule 1 - 3

Danske Bank A/S                                   Commitment Amount: $35,000,000
299 Park Avenue, 14th Floor                       Commitment Percentage: 7%
New York, NY 10171
Attention: George Neofitides
Telephone: 212-984-8439
Facsimile: 212-984-9568


                                 Schedule 1 - 4

                                                                    Schedule 4.9

Master Senior Floating Rate Trust

Merrill Lynch Short Term U.S. Government Fund, Inc.

Merrill Lynch California Municipal Series Trust, on behalf of the following series:
*Merrill Lynch California Insured Municipal Bond Fund

Merrill Lynch U.S. Government Mortgage Fund

Merrill Lynch Global Bond Fund for Investment and Retirement

Merrill Lynch Multi-State Municipal Series Trust, on behalf of each of the following series:
*Merrill Lynch Florida Municipal Bond Fund
*Merrill Lynch New Jersey Municipal Bond Fund
*Merrill Lynch New York Municipal Bond Fund
*Merrill Lynch Pennsylvania Municipal Bond Fund

Merrill Lynch Municipal Bond, Inc.,
on behalf of each of the following series:
*The Insured Portfolio
*The National Portfolio

Merrill Lynch Municipal Series Trust
a/k/a Merrill Lynch Municipal Intermediate
Term Fund

Merrill Lynch Senior Floating Rate Fund, Inc.

Merrill Lynch Series Funds, Inc.,
on behalf of the following series:
*Intermediate Government Bond Portfolio

Merrill Lynch Variable Series Funds, Inc., on behalf of the following series:
*Merrill Lynch Government Bond V.I. Fund

The Municipal Fund Accumulation Program, Inc.


                                Schedule 4.9 - 1

                                                                   Schedule 5.20

--------------------------------------------------------------------------------
NAME OF BORROWER                                       NAME OF CUSTODIAN*
----------------                                       ------------------

--------------------------------------------------------------------------------
Mercury Variable Trust,                                Brown Brothers
on behalf of each of the following series:
*Mercury International Value V.I. Fund

--------------------------------------------------------------------------------
Fund Asset Management Master Trust,                    Brown Brothers
on behalf of each of the following series:
*Total Return Bond Master Portfolio
*Low Duration Master Portfolio

--------------------------------------------------------------------------------
Mercury Funds II,                                      Brown Brothers
on behalf of the following series:
*Mercury International Value Fund

--------------------------------------------------------------------------------
Maryland Corporations:

--------------------------------------------------------------------------------
The Corporate Fund Accumulation Program, Inc.          BONY

--------------------------------------------------------------------------------
Mercury V.I., Funds, Inc.,                             Brown Brothers
on behalf of the following series:
*Merrill Lynch Large Cap Growth V.I. Fund

--------------------------------------------------------------------------------
Merrill Lynch Short Term U.S. Government Fund, Inc.    BONY

--------------------------------------------------------------------------------
Merrill Lynch Emerging Markets Debt Fund, Inc.         Brown Brothers

--------------------------------------------------------------------------------
The Asset Program, Inc.,                               BONY
on behalf of each of the following series:
*Merrill Lynch Mid Cap Value Fund
*Mercury Growth Opportunity Fund

--------------------------------------------------------------------------------
Merrill Lynch Balanced Capital Fund, Inc.              BONY

--------------------------------------------------------------------------------
Merrill Lynch Bond Fund, Inc.,                         State Street
on behalf of each of the following series:
*High Income Portfolio
*Intermediate Term Portfolio
*Core Bond Portfolio

--------------------------------------------------------------------------------
Merrill Lynch Developing Capital Markets Fund, Inc.    Brown Brothers

--------------------------------------------------------------------------------
Merrill Lynch Disciplined Equity Fund, Inc.            JPMorgan Chase

--------------------------------------------------------------------------------
Merrill Lynch Dragon Fund, Inc.                        Brown Brothers

--------------------------------------------------------------------------------
Merrill Lynch Fundamental Growth Fund, Inc.            JPMorgan Chase

--------------------------------------------------------------------------------


                               Schedule 5.20 - 1

--------------------------------------------------------------------------------
NAME OF BORROWER                                       NAME OF CUSTODIAN*
----------------                                       ------------------

--------------------------------------------------------------------------------
Merrill Lynch Global Allocation Fund, Inc.             Brown Brothers

--------------------------------------------------------------------------------
Merrill Lynch Global Growth Fund, Inc.                 State Street

--------------------------------------------------------------------------------
Mercury Global Holdings, Inc.                          JPMorgan Chase

--------------------------------------------------------------------------------
Merrill Lynch Global Small Cap Fund, Inc.              Brown Brothers

--------------------------------------------------------------------------------
Merrill Lynch Global Technology Fund, Inc.             Brown Brothers

--------------------------------------------------------------------------------
Merrill Lynch Utilities and Telecommunications
Fund, Inc.                                             JPMorgan Chase

--------------------------------------------------------------------------------
Merrill Lynch Global Value Fund, Inc.                  Brown Brothers

--------------------------------------------------------------------------------
Merrill Lynch Healthcare Fund, Inc.                    JPMorgan Chase

--------------------------------------------------------------------------------
Merrill Lynch Latin America Fund, Inc.                 Brown Brothers

--------------------------------------------------------------------------------
Merrill Lynch Municipal Bond Fund, Inc.,               BONY
on behalf of each of the following series:
*The Insured Portfolio
*The National Portfolio

--------------------------------------------------------------------------------
Merrill Lynch Pacific Fund, Inc.                       Brown Brothers

--------------------------------------------------------------------------------
Merrill Lynch Focus Value Fund, Inc.                   JPMorgan Chase

--------------------------------------------------------------------------------
Merrill Lynch Senior Floating Rate Fund, Inc.          BONY

--------------------------------------------------------------------------------
Merrill Lynch Series Fund, Inc.,                       BONY
on behalf of each of the following series:
*Large Cap Core Strategy Portfolio
*Global Allocation Strategy Portfolio
*Fundamental Growth Strategy Portfolio
*High Yield Portfolio
*Intermediate Government Bond Portfolio
*Core Bond Strategy Portfolio
*Balanced Capital Strategy Portfolio
*Natural Resources Portfolio

--------------------------------------------------------------------------------


                               Schedule 5.20 - 2

--------------------------------------------------------------------------------
NAME OF BORROWER                                       NAME OF CUSTODIAN*
----------------                                       ------------------

--------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.,             All BONY, except as noted
on behalf of each of the following series:
*Merrill Lynch American Balanced V.I. Fund
*Merrill Lynch Basic Value V.I. Fund
*Merrill Lynch Developing Capital Markets V.I. Fund    *Brown Brothers
*Merrill Lynch Global Growth V.I. Fund
*Merrill Lynch Global Allocation V.I. Fund
*Merrill Lynch Utilities and Telecommunications V.I.
Fund
*Merrill Lynch Government Bond V.I. Fund
*Merrill Lynch Index 500 V.I. Fund
*Merrill Lynch Large Cap Core V.I. Fund
*Merrill Lynch Large Cap Value V.I. Fund
*Merrill Lynch Small Cap Value V.I. Fund
*Merrill Lynch High Current Income V.I. Fund
*Merrill Lynch Core Bond V.I. Fund
*Merrill Lynch Fundamental Growth V.I. Fund
*Merrill Lynch Focus Twenty V.I. Fund

--------------------------------------------------------------------------------
Merrill Lynch World Income Fund, Inc.                  State Street

--------------------------------------------------------------------------------
The Municipal Fund Accumulation Program, Inc.          BONY

--------------------------------------------------------------------------------
Massachusetts Business Trusts:

--------------------------------------------------------------------------------
Merrill Lynch California Municipal Series Trust,       BONY
on behalf of the following series:
*Merrill Lynch California Insured Municipal Bond Fund

--------------------------------------------------------------------------------
Merrill Lynch EuroFund                                 Brown Brothers

--------------------------------------------------------------------------------
Merrill Lynch U.S. Government Mortgage Fund            BONY

--------------------------------------------------------------------------------
Merrill Lynch Global Bond Fund for Investment and
Retirement                                             State Street

--------------------------------------------------------------------------------
Merrill Lynch Natural Resources Trust                  BONY

--------------------------------------------------------------------------------
Merrill Lynch International Equity Fund                Brown Brothers

--------------------------------------------------------------------------------
Merrill Lynch Multi-State Municipal Series Trust,      State Street
on behalf of each of the following series:
*Merrill Lynch Florida Municipal Bond Fund
*Merrill Lynch New Jersey Municipal Bond Fund
*Merrill Lynch New York Municipal Bond Fund
*Merrill Lynch Pennsylvania Municipal Bond Fund

--------------------------------------------------------------------------------


                               Schedule 5.20 - 3

--------------------------------------------------------------------------------
NAME OF BORROWER                                       NAME OF CUSTODIAN*
----------------                                       ------------------

--------------------------------------------------------------------------------
Merrill Lynch Municipal Series Trust                   State Street
a/k/a Merrill Lynch Municipal Intermediate Term Fund

--------------------------------------------------------------------------------
Merrill Lynch Equity Income Fund                       State Street

--------------------------------------------------------------------------------
Delaware Business Trusts:

--------------------------------------------------------------------------------
Global Financial Services Master Trust,                Brown Brothers
on behalf of the following series:
*Global Financial Services Portfolio

--------------------------------------------------------------------------------
Quantitative Master Series Trust                       All Merrill Lynch Global
on behalf of each of the following series:             Custody except as noted
*Master Aggregate Bond Index Series
*Master S&P 500 Index Series
*Master Small Cap Index Series
*Master Enhanced International Series                  JPMorgan Chase
*Master International (Cap Weighted) Series            JPMorgan Chase
*Master Enhanced S&P 500 Series                        JPMorgan Chase
*Master Extended Market Index Series                   JPMorgan Chase
*Master MidCap Series                                  JPMorgan Chase

--------------------------------------------------------------------------------
Master Basic Value Trust                               BONY

--------------------------------------------------------------------------------
Master Focus Twenty Trust                              BONY

--------------------------------------------------------------------------------
Master Senior Floating Rate Trust                      BONY

--------------------------------------------------------------------------------
Master Small Cap Value Trust                           BONY

--------------------------------------------------------------------------------
Master U.S. High Yield Trust                           State Street

--------------------------------------------------------------------------------
Mercury Master Trust,                                  Brown Brothers
on behalf of each of the following series:
*Mercury Master Global Balanced Portfolio
*Mercury Master International Portfolio
*Mercury Master Pan-European Growth Portfolio
*Mercury Master U.S. Small Cap Growth Portfolio

--------------------------------------------------------------------------------
Master Large Cap Series Trust, on behalf of each of    Brown Brothers
the following series:
*Master Large Cap Core Portfolio
*Master Large Cap Growth Portfolio

--------------------------------------------------------------------------------


                               Schedule 5.20 - 4

--------------------------------------------------------------------------------
NAME OF BORROWER                                       NAME OF CUSTODIAN*
----------------                                       ------------------

--------------------------------------------------------------------------------
*Master Large Cap Value Portfolio

--------------------------------------------------------------------------------

*
o     "BONY" = The Bank of New York
o     "Brown Brothers" = Brown Brothers Harriman & Co.
o     "JPMorgan Chase" = JPMorgan Chase Bank
o     "State Street" = State Street Bank and Trust Company

                               Schedule 5.20 - 5